INVESTOR PRESENTATION

August 2024

INSPIRED
WINNING ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words “anticipate”, “believe”, “continue”, “can”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “scheduled”, “seek”, “should”, “will”, “would” and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available, free of charge, on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles (“non-GAAP”). A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

A Leading Global Gaming Technology Company

1. Omni-channel B2B technology and content provider with an increasing focus on its digital businesses[1]
2. High growth/high margin digital gaming solutions powered by geographic, product and content expansion
3. Leading supplier of server-based gaming terminals to UK and Greek retail locations and increasingly gaming terminals to North America, generating consistent and recurring revenue and cash flow
4. Margin expansion and increased efficiency from lower capital intensity as contribution from digital businesses[1] grows
5. Disciplined, experienced leadership team with demonstrated track record creating long-term shareholder value

1. Includes Virtual Sports and Interactive segments.

INSPIRED

Global Provider of Technology, Content, Platform and Services

DIGITAL

VIRTUAL SPORTS | **INTERACTIVE**




BIG MONEY

HIGH MARGIN, CAPITAL EFFICIENT

LAND BASED

GAMING | **LEISURE**


INSPIRED


MONOPOLY

GLOBAL TERMINAL DISTRIBUTION

INSPIRED

Content Creation is Core Competency

Proven track record for creating engaging omni-channel games for regulated gaming, betting, lottery, interactive, social and leisure operators


ROUTE OPS
PUBS
BETTING SHOPS
LEISURE PARKS
GAMING
LEISURE
CONTENT-LED APPROACH
INTERACTIVE
VIRTUAL SPORTS
ONLINE & MOBILE
LOTTERIES

INSPIRED

Content Creation is Core Competency

Cross-Channel Approach Works Across Product Portfolio

Expanding library of high-performing content across omni-channel platforms

- Highly synergistic land-based and online/mobile operations
- Player recognition of brands/themes
- Ability for players to access games in whichever venue or mode they choose
- Deeper customer relationships


GOLD
CA$H
FREESPINS


CATCH
OF THE
DAY
RESPIN 'EM IN


COPS ROBBERS
BIG MONEY


£1
ROULETTE


GOLD
WINNER


SPACE INVADERS
WIN AND SPIN

INSPIRED

…to Leading Operators of Casinos, Sportsbooks, & Lotteries

BETMGM
bet365
sky BET
J·D·WETHERSPOON
BETANO
CAESARS ENTERTAINMENT
PADDYPOWER.
betfair
FANDUEL
Loto Québec
BETFRED
17 99 GREENE KING BURY ST EDMUNDS
DRAFT KINGS
WESTERN CANADA LOTTERY CORPORATION
AGLC
Haven
PENNSYLVANIA LOTTERY
William HILL
opap
GENTING
Entain
Sisal
Parkdean Resorts
Kambi
RUSH STREET INTERACTIVE
LEIDSA
FEG FORTUNA ENTERTAINMENT GROUP

INSPIRED

Strong Financial Performance



Revenue ($MM)
$153.4
$198.3
$205.8
$281.6
$292.4 2
2019A
2020A
2021A
2022A
2023A



Adjusted EBITDA ($MM)
$49.0
$71.2
$61.9
$99.0
$100.5
2019A
2020A
2021A
2022A
2023A



2023 Adjusted EBITDA Contribution1
Land-based 45%
Digital 55%

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Note: 2020, 2021 and 2022 shown on a restated basis as presented in our 10-K/A filed on February 27, 2024. 2019 shown on a restated basis as presented in our 10-K/A filed on May 10, 2021.

1. Pro rated segment adjusted EBITDA contribution. Corporate allocation pro-rated by segment % of total Adjusted Revenue contribution.

2. Adjusted Revenue (Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams.

Well Positioned Digital Growth Strategy

MARKET EXPANSION

PRODUCT & CONTENT INVESTMENT

STRATEGIC PARTNERSHIPS

KEY CUSTOMERS


MILWAUKEE
34

Digital Gaming - Virtual Sports

- **A Market Leader**: A pioneer and leading provider of ultra-HD resolution games offering a 24/7 sports wagering experience
  - Continual stream of immersive player simulations offering a wide breadth of bet types
  - Cross-over product between sports betting and casino gaming
- **Robust Economics**: Participation-based on revenue generated under long-term contracts
  - 2-year revenue compound annual growth rate (CAGR) of +26%[1] with approximately 85% Adj. EBITDA margin in 2023
- Unmatched Content: License agreements with leading sports leagues
  - 2023 additions include National Football League ("NFL"), National Basketball Association ("NBA") and National Basketball Players Association ("NBPA")
- Global Reach: Expanding portfolio of customers, including tier-one iGaming operators
  - Extensive presence in Europe (UK, Italy, Greece, Poland)
  - Growing presence in North America (Pennsylvania, New Jersey, Ontario, Washington, D.C.) as well as Morocco, Turkey and Brazil

1. 2 year CAGR from 2021 to 2023


CENTURION
BIG
MONEY

Digital Gaming - Interactive

- Unique & expanding interactive content: Leveraging and expanding game library provides feature rich games
- Global reach: Games are available on over 300 sites across Europe, the United States and Canada.
  - Significant reach in North America and the United States, with partnerships with the biggest tier-one operators, including FanDuel, DraftKings, BetMGM, Caesars and Rush Street Interactive, comprising >90% of the online gross gaming revenue (GGR) in the U.S.
  - **Robust Economics**: Participation driven revenue model provides recurring income
  - 2023 revenue growth of +35% with 55% Adj. EBITDA margins
  - Grown from a $4.7MM revenue business in 2019 to approximately $28MM in 2023
- **Gaining share:** Launching new content & product across the estate, growth in the customer base in new, emerging and core markets
  - Hybrid Dealer, a new product category introduced in 2023 - United States Patent No. 11,995,947
  - Positioned to deploy content portfolio in the Brazilian regulated iGaming market

Hybrid Dealer - Game Changing Product Category

HYBRIDDEALER®


BETMGM CASINO
LUXOR
NEW YORK NEW YORK
MGM GRAND
BELLAGIO

INSPIRED

Hybrid Dealer - Game Changing Product Category

HYBRIDDEALER®


YOUR BRAND HERE
35
YOUR BRAND HERE
YOUR BRAND HERE


INSPIRED

BRANDING OPPORTUNITIES

- Enables operators of all scales to offer unique, branded casino content that reflects their distinct identity and style
- Offers opportunities for creative branding extensions, seamlessly integrating them into gameplay to create engaging experiences

VALUE PROPOSITION

- Enables more operators to offer “as live" table and game show experiences through virtual CGI
- Lower capital investment and operating costs compared to alternatives

ENHANCED ACCESSABILITY

- No staff or studio needed
- Allows easy addition of territories and/or tables once certified

INSPIRED

Gaming


BIG
FISHING
FORTUNE

- Leading supplier of server-based gaming terminals to betting shops
  - Providing content on a distributed basis, allowing access to a wide footprint through internet and proprietary networks
  - ~35,000 machines
  - Top games in key jurisdictions, including the UK, Greece and increasingly North America
- Revenue primarily generated through long-term revenue share contracts and complemented by additional product sales
- Established North American presence - approximately 870 video lottery terminals (VLTs) awarded in 2024 by Western Canada Lottery Corporation (WCLC) and Alberta Gaming, Liquor and Cannabis (AGLC)
- Vantage cabinet conversions with UK licensed betting office (LBO) operators leading to double-digit increase in GGR

William HILL | PADDYPOWER. | WESTERN CANADA LOTTERY CORPORATION | BETFRED | opap | AGLC



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Leisure

- A leading supplier of server-based gaming terminals and pay-to-play entertainment products to pubs, arcades, motorway service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Deploying Vantage cabinets driving improved economics
- Combination of services across leisure and gaming is increasing margins through operational efficiencies

J·D·WETHERSPOON

17 99 GREENE KING BURY ST EDMUNDS

Haven

Parkdean Resorts

Proven and Experienced Management Team






Name	Lorne Weil	Brooks Pierce	Marilyn Jentzen	Simona Camilleri
Position	Executive Chairman	President and Chief Executive Officer	Interim Chief Financial Officer	General Counsel
Prior Experience	Chairman of the Board & CEO of Scientific Games	Aristocrat, Scientific Games, Sportech	Deloitte, IGT	Sportingtech, Scientific Games

INSPIRED

A Leading Global Gaming Technology Company

1. Omni-channel B2B technology and content provider with an increasing focus on its digital businesses[1]
2. High growth/high margin digital gaming solutions powered by geographic, product and content expansion
3. Leading supplier of server-based gaming terminals to UK and Greek retail locations and increasingly gaming terminals to North America, generating consistent and recurring revenue and cash flow
4. Margin expansion and increased efficiency from lower capital intensity as contribution from digital businesses[1] grows
5. Disciplined, experienced leadership team with demonstrated track record creating long-term shareholder value

1. Includes Virtual Sports and Interactive segments.

INSPIRED

INSPIRED




Spirit of the
SAMURAI

Appendix


CENTURION


GODDESS OF THE AMAZON

Market Capitalization

Capitalization Table	
(unaudited) *(US$ in millions, except share price data)*	**Actual** **6/30/24**
Cash	$24
Senior Secured Notes[(1)]	297
Revolver Drawn	19
Finance Lease Liabilities	3
Total Debt	$319
Net Debt	**$296**
Diluted Shares Outstanding[(2)] (in millions)	28.497
As of market close August 19, 2024	$8.55
Equity Market Capitalization	**$244**
Implied Enterprise Value[(3)]	**$539**

Note: Balance sheet figures are as of June 30, 2024. Equity market capitalization as of market close on August 19, 2024.

(1) Principal balance.

(2) As of August 19, 2024. Includes 1.9 million shares subject to vested RSUs.

(3) Equals Net Debt plus Equity Market Capitalization

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Non-GAAP Reconciliation: 2023 and 2022 Adjusted Revenue

	Twelve Months Ended	
(In millions)	**December 31, 2023**	**December 31, 2022**
Net revenue	$ 323.0	$ 281.6
Less Low Margin Gaming Sales	(30.6)	-
Adjusted Revenue	**$ 292.4**	**$ 281.6**
Adjusted Revenue	**£ 234.7**	**£ 229.0**
Exchange Rate - $ to £	*1.25*	*1.23*

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Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: 2023 Pro-Rated Segment Adjusted EBITDA Contribution

Twelve Months Ended December 31, 2023

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
			(in millions)			
Total Adjusted Revenue	$ 112.0	$ 56.2	$ 27.9	$ 96.3	$ —	$ 292.4
Segment % of Total Adjusted Revenue	*38.3%*	*19.2%*	*9.6%*	*32.9%*		*100.0%*
Adjusted EBITDA	$ 44.0	$ 47.7	$ 15.4	$ 19.4	$ (26.0)	$ 100.5
Corporate allocation[(1)]	(10.0)	(5.0)	(2.4)	(8.6)	26.0	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 34.0	$ 42.7	$ 13.0	$ 10.8	$ —	$ 100.5
Segment Contribution to Adjusted EBITDA	*33.8%*	*42.5%*	*12.9%*	*10.8%*		*100.0%*

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1. Corporate allocation pro-rated by segment % of total Adjusted Revenue contribution

Non-GAAP Reconciliation: 2023 Adjusted EBITDA by Segment

		Twelve Months Ended December 31, 2023					
(In millions)	*Statutory Heading*	Total	Gaming	Virtual Sports	Interactive	Leisure	Corporate
Net Income/ (loss)	Net Income	$ 7.6	$ 23.5	$ 44.0	$ 11.2	$ 6.8	$ (77.9)
Pension charges	SG&A	$ 0.9					0.9
Cost of Group Restructure	SG&A	$ 3.6	-				3.6
Cost of Group Restatement	SG&A	$ 5.0					5.0
Stock-based compensation expense	Stock-based compensation expense	$ 11.2	1.5	0.4	0.6	1.0	7.7
Depreciation and amortization	Depreciation and amortization	$ 39.9	19.0	3.3	3.6	11.6	2.4
Interest expense net	Interest expense net	$ 27.7					27.7
Other finance expenses / (income)	Other finance expenses / (income)	$ (0.4)					(0.4)
Income Tax	Income Tax	$ 5.0					5.0
Adjusted EBITDA		**$ 100.5**	**$ 44.0**	**$ 47.7**	**$ 15.4**	**$ 19.4**	**$ (26.0)**
Adjusted EBITDA		**£ 80.6**	**£ 35.6**	**£ 38.3**	**£ 12.4**	**£ 15.4**	**£ (21.1)**
Exchange Rate - $ to £		*1.25*					

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Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: 2022 Adjusted EBITDA by Segment

(In millions)	Statutory Heading	Twelve Months Ended December 31, 2022 As Restated[1] Total	Gaming	Virtual Sports	Interactive	Leisure	Corporate
Net Income/ (loss)	Net Income	$ 20.6	$ 23.1	$ 41.0	$ 8.6	$ 9.9	$ (62.0)
Items Relating to Legacy Activities:							
Pension charges	SG&A	$ 0.7					0.7
Items outside the normal course of business:							
Acquisition and integration related transaction expenses	SG&A	$ 0.5	-				0.5
Acquisition and integration related transaction expenses	Cost of Sale	$ 0.6	0.3			0.3	-
Litigation Settlement	SG&A	$ 0.5		0.5			-
Stock-based compensation expense	Stock-based compensation expense	$ 10.8	1.6	0.7	0.7	0.6	7.2
Depreciation and amortization	Depreciation and amortization	$ 39.9	19.6	2.7	2.0	13.5	2.1
Interest expense net	Interest expense net	$ 25.3					25.3
Profit on disposal of trade & assets	Profit on disposal of trade & assets	$ (0.9)	(0.9)				-
Other finance expenses / (income)	Other finance expenses / (income)	$ (1.1)					(1.1)
Income tax	Income tax	$ 2.1					2.1
Adjusted EBITDA		**$ 99.0**	**$ 43.7**	**$ 44.9**	**$ 11.3**	**$ 24.3**	**$ (25.2)**
Adjusted EBITDA		**£ 80.3**	**£ 35.3**	**£ 36.5**	**£ 9.1**	**£ 19.7**	**£ (20.3)**
Exchange Rate - $ to £		*1.23*					

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Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

1. 2022 shown on a restated basis as presented in our 10-K/A filed on February 27, 2024.

Non-GAAP Reconciliation: 2021 Adjusted EBITDA by Segment

(In millions)	Statutory Heading	Twelve Months Ended December 31, 2021 As Restated[1]					
		Total	Gaming	Virtual Sports	Interactive	Leisure	Corporate
Net Income/ (loss)		$(40.6)	$ 0.3	$ 21.5	$ 8.8	$ (1.6)	$ (69.6)
Items Relating to Legacy Activities:							
Pension charges	SG&A	0.8					0.8
Items outside the normal course of business:							
Acquisition and integration related transaction expenses	SG&A	1.6					1.6
Refinancing of Company Debt	SG&A	0.8					0.8
Italian tax related costs relating to prior years	SG&A	1.4		1.4			-
Stock-based compensation expense	Stock-based compensation expense	13.0	1.8	0.8	0.6	0.6	9.2
Depreciation and amortization	Depreciation and amortization	48.8	24.6	3.8	2.7	15.9	1.8
Interest expense net	Interest expense net	44.3					44.3
Change in fair value of warrant liability	Change in fair value of warrant liability	(0.9)					(0.9)
Other finance expenses / (income)	Other finance expenses / (income)	(5.7)					(5.7)
Income tax	Income tax	(1.6)					(1.6)
Adjusted EBITDA		**$ 61.9**	**$ 26.7**	**$ 27.5**	**$ 12.1**	**$ 14.9**	**$ (19.3)**
Adjusted EBITDA		**£ 45.1**	**£ 19.6**	**£ 20.0**	**£ 8.7**	**£ 10.8**	**£ (14.0)**
Exchange Rate - $ to £		*1.37*					

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Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

1. 2021 shown on a restated basis as presented in our 10-K/A filed on February 27, 2024.

Non-GAAP Reconciliation: 2020 Adjusted EBITDA by Segment

		Twelve Months Ended December 31, 2020 As Restated[1]					
(In millions)	*Statutory Heading*	Total	Gaming	Virtual Sports	Interactive	Leisure	Corporate
Net Income/ (loss)	Net Income	($56.8)	$29.0	$19.5	$4.8	($38.1)	($72.0)
Items Relating to Legacy Activities:							
Pension charges	SG&A	$0.6					0.6
Items outside the normal course of business:							
Costs of Group restructure	SG&A	$0.8					0.8
Acquisition and integration related transaction expenses	SG&A	$7.0	-				7.0
Impairment on interest in equity method invested	SG&A	$0.5					0.5
Impairment of goodwill & other intangibles	SG&A	$22.4				22.4	-
Stock-based compensation expense	Stock-based compensation expense	$4.8	0.8	0.4	0.3	0.1	3.2
Depreciation and amortization	Depreciation and amortization	$53.6	29.5	3.9	1.6	16.8	1.8
Interest expense net	Interest expense net	$30.0					30.0
Change in fair value of warrant liability		$3.2					3.2
Other finance expenses / (income)	Other finance expenses / (income)	$4.7					4.7
Income tax	Income tax	$0.4					0.4
Adjusted EBITDA		**$71.2**	**$59.3**	**$23.8**	**$6.7**	**$1.2**	**($19.8)**
Adjusted EBITDA		**£54.8**					
Exchange Rate - $ to £ (6)		*1.30*					

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Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
1. 2020 shown on a restated basis as presented in our 10-K/A filed on February 27, 2024.

Non-GAAP Reconciliation: 2019 Adjusted EBITDA by Segment

	Twelve Months Ended Dec 31, 2019 As Restated[1]					
	Total	Gaming	Virtual Sports	Interactive	Leisure	Corporate
(In millions)						
Net Income/(loss)	$(41.1)	$ 0.3	$ 21.6	$ (3.1)	$ 2.3	$ (62.2)
Items Relating to Legacy Activities:						
Pension charges	0.6					0.6
Items outside the normal course of business:						
Costs of group restructure	3.3	1.1		0.1		2.1
Acquisition and integration related transaction expenses	6.7					6.7
Impairment on interest in equity method investee	-					-
Italian tax related costs relating to prior years	0.4		0.4			-
Stock-based compensation expense	9.0	1.0	0.6	0.2	0.1	7.1
Depreciation and amortization	42.0	30.4	2.6	2.9	3.8	2.3
Interest Income	(0.1)					(0.1)
Interest Expense	27.8					27.8
Change in fair value of earnout liability	2.3					2.3
Change in fair value of derivative liability	(3.0)					(3.0)
Change in fair value of warrant liability	4.1					4.1
Other finance expenses / (income)	(3.2)					(3.2)
Income tax	0.1					0.1
Adjusted EBITDA	**$ 49.0**	**$ 32.8**	**$ 25.2**	**$ 0.1**	**$ 6.2**	**$ (15.3)**
Adjusted EBITDA	**£ 38.2**					
Exchange Rate - $ to £	*1.28*					

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Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
1. 2019 shown on a restated basis as presented in our 10-K/A filed on May 10, 2021.

Any questions:
IR@inseinc.com
646-277-1285

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WINNING ENTERTAINMENT